UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

DISC MEDICINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street Suite 101
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 674-9274

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 25, 2024, Disc Medicine, Inc. (the "Company") issued a press release announcing the Company’s data presented at the 2024 American Society of Nephrology (ASN) Kidney Week. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On October 25, 2024, the Company reported positive additional data from its ongoing Phase 1b clinical trial of DISC-0974 in patients with non-dialysis-dependent chronic kidney disease ("NDD-CKD") and anemia, including results from the 40 mg and 60 mg single ascending dose ("SAD") cohorts.

In the SAD portion of this trial, participants with Stage 2-5 NDD CKD were given a single dose of placebo (n=7) or DISC-0974 subcutaneously (SC) at 28 mg (n=9), 40 mg (n=6), or 60 mg (n=6). Dose escalation is ongoing in the SAD. This interim data set demonstrated:

•	Substantial, durable, dose-dependent reduction in hepcidin from baseline compared to placebo across dose levels, with median reduction greater than 75% from baseline at highest dose level

•	Meaningful and sustained increase in transferrin saturation from baseline compared to placebo across dose levels, with median increase up to 3x from baseline at highest dose level

•	Early and sustained increase in mean reticulocyte hemoglobin from baseline across all dose groups through Day 22 and beyond

•	Maximal mean values through Day 22 of +1.14 pg at 28 mg, +1.49 pg at 40 mg, and +1.53 pg at 60 mg, compared with +0.21 pg on placebo

•	Increase in mean hemoglobin from baseline across dose groups over the study period

•	Change greater than placebo: +0.35 g/dL at 28 mg, +0.54 g/dL at 40 mg, and +0.55 g/dL at 60 mg

•	Mean maximal increase in hemoglobin of +0.8 g/dL at 40 mg and +0.7 g/dL at 60 mg compared with +0.2 g/dL on placebo

•	Maximal observed individual increase in hemoglobin up to +0.95 g/dL at 28 mg, +1.5 g/dL at 40 mg, and +1.8 g/dL at 60 mg

•	DISC-0974 demonstrated acceptable safety and tolerability at all evaluated dose levels

•	The majority of adverse events were deemed not related to DISC-0974 and all adverse events assessed as treatment-related were Grade 1 or 2

DISC-0974 is an investigational agent and is not approved for therapeutic use in any jurisdiction worldwide.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Disc Medicine, Inc. on October 25, 2024, furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date:	October 25, 2024	By:	/s/ John Quisel, J.D., Ph.D.
		Name: Title:	John Quisel, J.D., Ph.D. Chief Executive Officer